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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 1, 2004
                                                         ---------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                    0-20943                11-2880025
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 (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
       of Incorporation)                                   Identification No.)


499 Thornall Street
Edison, New Jersey                                                 08837
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (732) 590-1600
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              (Registrant's telephone number, including area code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.01 Regulation FD Disclosure

On October 1, 2004 the Company issued press releases announcing the completion of the $15 million private placement of an aggregate of 17,647,058 shares of the Company's common stock at a purchase price of $0.85 per share with SOFTBANK Asia Infrastructure Fund, L.P. ("SAIF"), an affiliate of SOFTBANK Corporation, and Venture Tech Assets Ltd. ("Venture Tech") and the Company's evaluation of its disclosure controls and internal controls. The press releases are attached hereto as Exhibit 99.1 and 99.2 and are incorporated by reference into this Item
9. The press releases are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company.


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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      INTELLIGROUP, INC.

                                    By: /s/ David Distel
                                        ----------------
                                    Name:  David Distel
                                    Title: Chief Financial Officer and Treasurer


Date: October 1, 2004